Exhibit 99.1

LOCM Company Overview

MARCH 2015

Forward looking statements

Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.

The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.

Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock-based compensation charges; gain or loss on derivatives’ revaluation; net income (loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual.

Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.

A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

LOCM—Roth Presentation– March 2015

Who we are

A search and mobile ad technology company that reaches millions of high intent consumers across devices, and that provides leading monetization solutions for publishers

Audience

200M consumers annually

Reach

30B impressions annually

Intent

Mobile + local consumer search

Technology

Audience tracking & traffic quality platform

LOCM—Roth Presentation– March 2015

Transforming our business and entering growing digital ad markets

LOCM—Roth Presentation– March 2015

Four drivers for growth

1 Focused on driving profitable growth and asset value

2 Building large captive mobile phone user base

3 Owner of large scale premium commercial intent audience

4 Moving into rapidly growing programmatic market

FOCUS ON PROFITABILITY

MOBILE INNOVATION

HIGH INTENT AUDIENCE

PROGRAMMATIC GROWTH MARKETS

LOCM—Roth Presentation– March 2015

Base business provides foundation for programmatic and mobile growth accelerators

LOCM—Roth Presentation– March 2015

Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end

Mobile Innovation

More search is being done on mobile devices than desktop – GLOBALLY

Positioned to control a global mobile ad marketplace

Mobile internet ad spending

>$158B worldwide

by 2018

eMarketer Dec 2014

Mobile phone users

> 4B worldwide

eMarketer Mar 2015

LOCM—Roth Presentation– March 2015

White labeled hosted search

Drive subscriber and search volume in portal & default search

Growing mobile search demand

20M unique visitors per month

Market expansion

18 countries (LATAM + US)

EMEA & APAC expected by

2H 2015

Platform expansion

Enhancing paid content

Enter into default search via browser – expected 2H2015

LOCM—Roth Presentation– March 2015

Innovation Milestone:

Concept to global launch in < 9 months

High-Intent Audience

The most valuable consumer for an advertiser is one actively searching for goods and services

We own a high-intent search audience

Publisher Partner Network

LOCM—Roth Presentation– March 2015

Destination search site

New category pages accelerate top- and bottom-line growth

SERP + Feed + Premium Listings

Category Page

$42M annual revenue Over 23M queries per month

Select partners:

LOCM—Roth Presentation– March 2015

Proprietary technology ensures only real humans interact with our ads

Allows Network revenue to scale predictably

An advanced traffic quality platform that leverages a multitude of signals and data to detect, analyze and decide the most successful delivery of content and ads

Results:

100% of Network syndication feed is screened for quality

Increase in traffic quality scores from ad partners

Quality traffic based on:

LOCM—Roth Presentation– March 2015

We monetize our audience on site and via programmatic exchanges

LOCM—Roth Presentation– March 2015

Programmatic Growth Markets

Programmatic and REAL-TIME BIDDING rapidly expanding and projected to become the digital media supply and demand equation

The advent of exchanges for online ad-buying has been fast and furious

96%+ adults in the

U.S. are active online

“Prices for programmatic ads are increasing for almost all ad types as demand outpaces supply”

-Business Insider

In the next year programmatic digital display spending will

Increase 37%

eMarketer

LOCM—Roth Presentation– March 2015

Programmatic + advertisers’ demand for audience provides us with advantages

Increasing CPMs due to more competition for search intent audiences*

More media spend via audience extension and retargeting campaigns

Expected new revenue stream to sell data via DMPs

Opportunity to launch private exchanges

LOCM—Roth Presentation– March 2015

*Turn Advertising Intelligence Index 17

Infrastructure in place to begin executing programmatic campaigns

Built a proprietary cross-platform data tracking tool and added third party media buying platforms to leverage and monetize first party search intent data

Publishers

First party search data

Quality controls

Smart segmentation

Media buying expertise

DMP platform

Optimization platform

Advertisers

LOCM—Roth Presentation– March 2015

Why us

1 Focused on driving profitable growth and asset value

2 Building large captive mobile phone user base

3 Owner of large scale premium commercial intent audience

4 Moving into rapidly growing programmatic market

FOCUS ON PROFITABILITY

MOBILE INNOVATION

HIGH INTENT AUDIENCE

PROGRAMMATIC GROWTH MARKETS

LOCM—Roth Presentation– March 2015

Thank you

Fred Thiel

Chairman & CEO fred@local.com

Ken Cragun CFO kcragun@local.com

Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 | www.localcorporation.com

LOCM—Roth Presentation– March 2015

Use of non-GAP measures

This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability/asset; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure. A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.

Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability; and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.

A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.

LOCM—Roth Presentation– March 2015

Appendix

LOCM—Roth Presentation– March 2015

Market Cap/Sales Valuation

Company

Blucora, Inc.

The Rubicon Project, Inc.

Angie’s List, Inc.

Marchex, Inc. Autobytel Inc. Yelp, Inc. Travelzoo Inc. XOXO Group Inc. Demand Media Rocket Fuel Inc.

Average

Local Corporation

Symbol

BCOR RUBI ANGI MCHX ABTL YELP TZOO XOXO DMD FUEL

LOCM

Price

$ 14.64 $ 19.12 $ 6.72 $ 4.44 $ 14.77 $ 47.94 $ 10.04 $ 15.50 $ 5.25 $ 10.32

$ 0.65

Market Cap

(in millions) $ 595.1

$ 680.0 $ 398.5 $ 171.8 $ 129.7 $ 3,540.0 $ 144.4 $ 386.3 $ 114.6 $ 429.5

$ 15.3

2014A Sales

(in millions) $ 580.7

$ 125.3 $ 315.0 $ 182.6 $ 106.3 $ 377.5 $ 142.1 $ 141.0 $ 172.4 $ 408.6

$ 83.1

Market Cap/Sales

1.0

5.4

1.3

0.9

1.2

9.4

1.0

2.7

0.7

1.1

2.5

0.2

*Estimate

LOCM—Roth Presentation– March 2015

Reconciliation of adjusted EBITDA to GAAP net income (loss)

Description	FY-09	FY-10	FY-11	FY-12	FY-13	FY-14	FY-15*
Adjusted EBITDA	$3,041	$13,775	$3,247	$777	$4,533	$2,363	$3,500
Less interest and other income (expense), net	(27)	(275)	(413)	(425)	(2,321)	(2,183)	(1,100)
Less provision for income taxes	(158)	(102)	(178)	(111)	(139)	(129)	(100)
Less amortization of intangibles	(2,524)	(5,734)	(4,864)	(3,611)	(912)	(687)	(150)
Less depreciation	(734)	(1,418)	(3,182)	(3,658)	(3,896)	(3,885)	(4,500)
Less stock-based compensation	(2,364)	(2,911)	(3,442)	(2,533)	(1,619)	(767)	(600)
Less LEC receivable reserve	-	-	-	(1,407)	-	-	
Less net loss from discontinued operations	-	-	(6,899)	(14,250)	(3,729)	710	
Plus gain on sale of Rovion	-	-	-	1,458	-	-	
Plus revaluation of warrants	(2,981)	887	2,633	202	1,100	918	
Less Geo-Tag settlement	-	-	-	-	(550)	-	
Less non-recurring charges	(520)	-	(1,461)	(684)	(2,829)	(1,841)	
GAAP Net income (loss)	$(6,267)	$4,222	$(14,559)	$(24,242)	$(10,362)	$(5,501)	$(2,950)

*As of February 2015

Note: Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company's use of Non-GAAP measures is set forth on Slide 22

LOCM - Roth Presentation– March 2015 24

Consolidated quarterly revenues

Quarterly Revenues by Business Unit

$26.8

$26.2

$23.5

$22.7

$22.5

$5.0

$21.5

$20.6

$16.1

$14.8

$18.1

$9.9

$11.6

$8.3

$14.5

$16.3

$7.6

$6.4

$7.8

$12.9

$13.2

$12.6

$11.1

$11.4

$11.7

$8.9$10.7

$8.5

$ in Millions

Network O&O

Consolidated Revenue

Q4-12 $ 7.6 $ 12.9 $ 20.6

Q1-13 $ 8.3 $ 13.2 $ 21.5

Q2-13 $ 11.6 $ 11.1 $ 22.7

Q3-13 $ 14.5 $ 8.9 $ 23.5

Q4-13 $ 16.1 $ 10.7 $ 26.8

Q1-14 $ 14.8 $ 11.4 $ 26.2

Q2-14 $ 9.9 $ 12.6 $ 22.5

Q3-14 $ 6.4 $ 11.7 $ 18.1

Q4-14 $ 7.8 $ 8.5 $ 16.3

LOCM—Roth Presentation– March 2015